SAN FRANSISCO HEADQUARTERS 3240 Bayshore Boulevard, Brisbane, CA 94005 Phone: 415-657-5500 | Fax: 415-330-2444 | www.cutera.com October 11, 2023 Stephana E. Patton 894 De Haro Street San Francisco, CA 94017 Dear Stephana: It is with great pleasure that we extend this offer to join Cutera, Inc. (the “Company” or “Cutera”) on the terms and conditions outlined in this offer letter (the “Agreement”). 1. Position and Duties. Your position with the Company will be Chief Legal Officer, and you will report to the Company’s Chief Executive Officer (the “CEO”). You will be responsible for providing services that are consistent with your position within the Company and as will be reasonably assigned to you by the CEO. You will work primarily from our corporate headquarters in Brisbane, CA. 2. Commencement Date. Your employment with the Company will commence on , or as otherwise agreed upon by you and the Company (the “Commencement Date”). 3. Compensation and Benefits. (a) Base Salary. Upon your commencement of employment with the Company, you will receive an annual base salary of $425,000 (the “Base Salary”), which will be paid in accordance with the Company's normal payroll procedures and subject to applicable withholdings. As a full-time, salaried, exempt employee, you will be expected to work the Company’s normal business hours and additional hours as required by your job duties, and you will not be eligible for overtime pay. (b) Annual Bonus Opportunity. Starting on January 1, 2024, you will be eligible to earn an annual target bonus of up to 50% of your Base Salary, as then in effect, based on achievement of performance objectives to be established by the Board (the “Target Bonus”). The Target Bonus shall be subject to review and may be adjusted based on the Company’s normal performance review practices. Your actual bonus shall be based upon the achievement of performance objectives to be determined by the Board in its sole and absolute discretion. To be eligible for and to earn any bonus, you must be employed by the Company on the date such bonus is paid. (c) New Hire Inducement Restricted Stock Unit Award. As a material inducement for you to join the Company, it will be recommended to the Compensation Committee to award you 25,000 restricted stock units (the “New Hire Inducement RSUs”). The New Hire Inducement RSUs will be subject to the terms and conditions of the Company’s 2023 Inducement Equity Incentive Plan and applicable standard form of restricted stock unit award agreement thereunder. Twenty-five percent (25%) of the shares subject to the New Hire Inducement RSUs will vest 12 months after the Commencement Date, subject to your continuing DocuSign Envelope ID: A9E5D548-9CC1-444D-B88B-300F6538ED5C November 13, 2023

-2- to be an employee of the Company through such vesting date, and no shares will vest prior to such vesting date. The remaining shares subject to the New Hire Inducement RSUs will vest over the next 12 quarters, in equal quarterly amounts, subject to your continuing to be an employee of the Company through each vesting date. No right to any equity is earned or accrued until such time that vesting occurs, nor does the grant of any equity award confer any right to you to continued vesting and/or being an employee. (d) New Hire Inducement Performance Stock Unit Award I. As a material inducement for you to join the Company, it will be recommended to the Compensation Committee to award you 25,000 performance stock units (the “New Hire Inducement PSUs”) based on the achievement of a $10.00 share stock price. The award will be eligible to begin vesting upon the date the 30-trading day trailing average closing price of the Company's Common Stock first meets $10.00 within four years of the grant date. Once the level is attained, one-fourth of the award will vest on the later of (i) the date such level is attained or (ii) the Commencement Date + 1 year. By way of example, if the 30-trading day trailing average meets or exceeds $10.00 on the date that is 18 months after the Commencement Date and you continue to be an employee of the Company, 37.5% of the award quantity will vest immediately, and the remaining 62.5% of the award quantity shall vest in equal quarterly amounts over the next 10 quarters subject to your continued service as an employee (e) New Hire Inducement Performance Stock Unit Award II. As a material inducement for you to join the Company, it will be recommended to the Compensation Committee to award you 30,000 New Hire Inducement PSUs based on the achievement of a $20.00 share stock price. The award will be eligible to begin vesting upon the date the 30-trading day trailing average closing price of the Company's Common Stock first meets $20.00 within four years of the grant date. Once the level is attained, one-fourth of the award will vest on the later of (i) the date such level is attained or (ii) the Commencement Date + 1 year. By way of example, if the 30-trading day trailing average meets or exceeds $20.00 on the date that is 24 months after the Commencement Date, and you continue to be an employee of the Company, 50.0% of the award quantity will vest immediately, and the remaining 50.0% of the award quantity shall vest in equal quarterly amounts over the next 8 quarters subject to your continued service as an employee (f) New Hire Inducement Option Award. As a material inducement for you to join the Company, it will be recommended to the Compensation Committee to award you 30,000 New Hire Inducement Options (the “New Hire Inducement Options”). Twenty-five percent (25%) of the shares subject to the New Hire Inducement Option will vest 12 months after the Commencement Date, subject to your continuing to be an employee of the Company through such vesting date, and no shares will vest prior to such vesting date. The remaining shares, subject to the New Hire Inducement Option, will vest over the next 36 months in equal monthly amounts, subject to your continuing to be an employee of the Company through each vesting date. The New Hire Inducement Option will be subject to the terms and conditions of the Company’s 2023 Inducement Equity Incentive Plan and applicable standard form of stock option agreement thereunder. No right to any equity is earned or accrued until such time that vesting occurs, nor does the grant of any equity award confer any right to you to continued vesting and/or being an employee. (g) Equity Awards. You will be eligible to receive compensatory equity awards such as stock options or restricted stock unit awards from the Company on the terms and conditions determined by the Board in its sole discretion. In addition, you will be eligible to participate in the 2024 Annual Long-Term Incentive Program as approved by the Compensation Committee of the Board of Directors. (h) Employee Benefits. You will be eligible to participate in the Company’s standard benefit plans as in effect from time to time, on the same basis as those benefit plans are generally made available to other similarly situated executives of the Company. Such benefit plans are subject to change and may be supplemented, altered, or eliminated, in part or entirely. Any eligibility to participate in such benefits plans, as DocuSign Envelope ID: A9E5D548-9CC1-444D-B88B-300F6538ED5C

-3- well as the terms thereof, shall be as set forth in the governing documents for such plans, or there are no such governing documents in the Company’s policies. (i) Expenses. You will be entitled to receive prompt reimbursement for all reasonable expenses incurred by you in the furtherance of or in connection with the performance of your duties hereunder, in accordance with the applicable policy of the Company, as in effect from time to time. In the event that any expense reimbursements are taxable to you, such reimbursements will be made in the time frame specified by Treasury Regulation Section 1.409A-3(i)(1)(iv) unless another time frame that complies with or is exempt from Section 409A is specified in the Company’s expense reimbursement policy. (j) Paid Time Off. You will be eligible to participate in the Company’s paid time off policy. You acknowledge that your use of paid time off will be subject to the terms and conditions of the vacation policies in place at the Company. 4. Severance & Change of Control Benefits. You will be eligible to receive certain benefits in the event of a qualifying employment termination pursuant to the terms and conditions of the Company’s Executive Change in Control and Severance Policy (the “Severance Policy”) and a participation agreement thereunder between you and the Company (the “Severance Participation Agreement”). A copy of the Severance Policy and Severance Participation Agreement are enclosed for your review. For the avoidance of doubt, you will be eligible to participate in the Severance Policy at the Tier 2 (as such term is defined in the Severance Policy) tier of severance benefits. 5. At-Will Employment. You acknowledge and agree that your employment with the Company will be “at-will” employment and may be terminated at any time with or without cause or notice. You understand and agree that neither your job performance nor commendations, bonuses, or the like from the Company give rise to or in any way serve as the basis for modification, amendment, or extension, by implication or otherwise, of your employment with the Company. You further acknowledge and agree that the Company may modify job titles, salaries and benefits from time to time as it deems necessary. However, as described in this Agreement, you may be eligible to receive severance benefits under the Severance Policy depending on the circumstances of the termination of your employment with the Company. 6. Confidentiality. As a condition of your employment with the Company, you are also required to sign and comply with the Company’s Employee Proprietary Information Agreement (the “Confidentiality Agreement”), which requires, among other provisions, the assignment of patent rights to any invention made during your employment at the Company, and non-disclosure of Company proprietary information. In the event of any dispute or claim relating to or arising out of our employment relationship, you and the Company agree that (i) any and all disputes between you and the Company shall be fully and finally resolved by binding arbitration, (ii) you are waiving any and all rights to a jury trial but all court remedies will be available in arbitration, (iii) all disputes shall be resolved by a neutral arbitrator who shall issue a written opinion, (iv) the arbitration shall provide for adequate discovery, and (v) the Company shall pay all the arbitration fees, except an amount equal to the filing fees you would have paid had you filed a complaint in a court of law. A copy of the Confidentiality Agreement is enclosed for your review and signature. Please note that we must receive your signed Confidentiality Agreement before your first day of employment. 7. Conflicting Obligations. As a Company employee, you will be expected to abide by the Company’s rules and standards. We also ask that, if you have not already done so, you disclose to the Company any and all agreements relating to your prior employment that may affect your eligibility to be employed by the Company or limit the manner in which you may be employed. It is the Company’s understanding that any such agreements will not prevent you from performing the duties of your position and you represent that such is the case. Moreover, you agree that, during the term of your employment with the Company, you will not engage in DocuSign Envelope ID: A9E5D548-9CC1-444D-B88B-300F6538ED5C

-4- any other employment, occupation, consulting or other business activity directly related to the business in which the Company is now involved or becomes involved during the term of your employment, nor will you engage in any other activities that conflict with your obligations to the Company. Similarly, you agree not to bring any third-party confidential information to the Company, including that of your former employer, and that in performing your duties for the Company you will not in any way utilize any such information. 8. Restrictive Covenants. (a) Non-Solicitation. During the Noncompete Period, you shall not, directly or indirectly, through another entity (i) solicit or attempt to solicit any employee of the Company to leave the employ of the Company, or (ii) solicit or attempt to solicit any customer, supplier, licensee or other business relation of the Company to transact business with a Competitive Enterprise or to cease doing business with the Company or in any way interfere with the relationship between any such customer, supplier, licensee or business relation and the Company. For purposes of this Section 8(b), references to the Company shall include references to any subsidiary of the Company. (b) Enforcement. If a court holds that the restrictions stated in this Section 8 are unreasonable under circumstances then existing, the parties hereto agree that the maximum duration, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope or area and that the court shall be allowed to revise the restrictions contained herein to cover the maximum duration, scope and area permitted by law. Because your services are unique and because you have access to confidential information, the parties hereto agree that money damages would be an inadequate remedy for any breach of this Section 8. Therefore, in the event a breach or threatened breach of this Section 8, the Company may, in addition to other rights and remedies existing in its favor, apply to any court of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce, or prevent any violations of, the provisions hereof (without posting a bond or other security). (c) Additional Acknowledgments. You acknowledge that the provisions of this Section 8 are in consideration of: (i) employment with the Company, and (ii) additional good and valuable consideration as set forth in this Agreement. In addition, you agree and acknowledge that the restrictions contained in this Section 8 do not preclude you from earning a livelihood, nor do they unreasonably impose limitations on your ability to earn a living. In addition, you acknowledge (i) that the business of the Company will be international in scope and without geographical limitation, and (ii) notwithstanding the state of incorporation or principal office of the Company, any of its affiliates or any of their respective executives or employees (including you), it is expected that the Company, will have business activities and have valuable business relationships within its industry throughout the world. You acknowledge and agree that each and every restraint imposed by this Section 8 is reasonable with respect to subject matter, time period and geographical area. 9. Tax Matters. (a) Withholding. All payments made under this Agreement shall be subject to reduction to reflect taxes or other charges required to be withheld by law, and you will be solely responsible for any and all taxes arising in connection with this Agreement and compensation paid or payable to you, including but not limited to any taxes, penalties and interest, if any, arising under Section 409A. (b) Section 409A. The Company intends that all payments and benefits provided under this Agreement or otherwise are exempt from, or comply with, the requirements of Section 409A of the Internal DocuSign Envelope ID: A9E5D548-9CC1-444D-B88B-300F6538ED5C

-5- Revenue Code of 1986, as amended, and any final regulations and guidance thereunder and any applicable state law equivalent, as each may be amended or promulgated from time to time (“Section 409A”) so that none of the payments or benefits will be subject to the additional tax imposed under Section 409A, and any ambiguities will be interpreted to so be exempt or comply. Each payment and benefit payable under this Agreement is intended to constitute a separate payment for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations. (c) Tax Advice. You are encouraged to obtain your own tax advice regarding your compensation from the Company. You agree that the Company does not have a duty to design its compensation policies in a manner that minimizes your tax liabilities. 10. Entire Agreement, Amendment and Enforcement. This Agreement, the Severance Policy and Severance Participation Agreement, and the Confidentiality Agreement set forth the terms of your employment with the Company and supersede any prior representations or agreements including, but not limited to, any representations made during your recruitment, interviews or pre-employment negotiations, whether written or oral. This Agreement may not be amended or modified, except by an express written agreement signed by both you and a duly authorized officer of the Company. 11. Miscellaneous. (a) Background Check. The Company reserves the right to conduct background investigations and/or reference checks on all of its potential employees. Your job offer, therefore, is contingent upon a clearance of such a background investigation and/or reference check, if any. (b) Form I-9 Requirements. For purposes of federal immigration law, you will be required to provide to the Company documentary evidence of your identity and eligibility for employment in the United States. Such documentation must be provided to us within three (3) business days of the Commencement Date, or our employment relationship with you may be terminated. In addition, prior to your transfer to Australia, you will be required to provide to the Company documentary evidence of your eligibility for employment in Australia. (c) Governing Law. This Agreement shall be governed and construed by the laws of the State of Delaware without regard to the principles of conflict of laws thereof. (d) Severability. If a court or other body of competent jurisdiction finds, or the parties to this Agreement mutually believe, any provision of this Agreement, or portion thereof, to be invalid or unenforceable, such provision will be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this Agreement will continue in full force and effect. (e) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument. (f) Acknowledgment. You acknowledge that you have had the opportunity to discuss this Agreement with and you have obtained advice from your private attorney, have had sufficient time to, and have carefully read and fully understand all the provisions of this Agreement, and are knowingly and voluntarily entering into this Agreement. * * * * * DocuSign Envelope ID: A9E5D548-9CC1-444D-B88B-300F6538ED5C

-6- This offer will remain open until October 13, 2023. Please indicate your acceptance of this Agreement and confirmation that it contains our complete agreement regarding the terms and conditions of your employment, by signing the bottom portion of this Agreement and returning a copy to me. We are looking forward to you joining the Cutera team! Very truly yours, CUTERA, INC. By: Taylor Harris CEO Enclosures  PIIA  Change in Control & Severance Policy Offer Accepted By: Stephana E. Patton Dated: DocuSign Envelope ID: A9E5D548-9CC1-444D-B88B-300F6538ED5C 10/11/2023 | 11:21 AM PDT